Aberdeen Funds

Aberdeen Global Unconstrained Fixed Income Fund

Supplement dated June 12, 2018 to the Prospectus dated February 28, 2018, as supplemented to date (the “Prospectus”)

The following replaces the Portfolio Managers table for the Aberdeen Global Unconstrained Fixed Income Fund in the section entitled, “Summary — Aberdeen Global Unconstrained Fixed Income Fund — Portfolio Managers” on page 82 of the Prospectus:

Name	Title	Served on the Fund Since
Craig MacDonald	Global Head of Fixed Income	2018
Christopher Heckscher, CFA®	Senior Vice President — Credit	2018
Richard Smith, CFA®	Senior Investment Manager	2009
James Athey	Senior Investment Manager	2012
Maximilien Macmillan	Investment Manager	2016

The following replaces the information for the Aberdeen Global Unconstrained Fixed Income Fund in the section entitled, “Fund Management - Portfolio Management” beginning on page 154 of the Prospectus:

Aberdeen Global Unconstrained Fixed Income Fund

The Global Unconstrained Fixed Income Fund is managed by the Global Fixed Income Team.  The Global Fixed Income Team works closely with the Adviser’s and Subadviser’s fixed income teams located in London, Boston and Philadelphia and the Adviser’s and Sub-adviser’s affiliated companies in Singapore and Sydney.  The local teams undertake proprietary fundamental research on sovereign and corporate credits within their markets.  Local fund managers construct portfolios targeted towards those local regions.  The Global Fixed Income Team develops an understanding of the local teams’ research and portfolio construction, and then seeks to construct the Global Unconstrained Fixed Income Fund in such a way that takes advantage of the Adviser’s and Subadviser’s unique global investment platform while optimizing risk-adjusted return.

The Adviser’s and Subadviser’s teams coordinate in both formal and informal meetings.  The Global Fixed Income Team coordinates a formal periodic macroeconomic review process and combines it with formal periodic output from local research teams and regional product teams.  The Global Fixed Income Team participates in all formal meetings and undertakes daily informal meetings and dialogue with local research analysts and portfolio managers.

The Global Fixed Income Team is jointly and primarily responsible for the day-to-day management of the Fund with the following members having the most significant responsibility for the day-to-day management of the Fund, as indicated:

Portfolio Managers	Funds

Craig MacDonald, Global Head of Fixed Income

Craig is Global Head Fixed Income, encompassing credit, emerging markets debt and aggregate bond investing. He is also the lead portfolio manager for a number of sterling, euro and global credit mandates. Prior to joining the company in January 2002, Craig was a Director and team leader responsible for non-local government European public finance at Standard & Poor’s, the credit rating agency. This encompassed areas such as Private Finance Initiative and other project finance, and structured bonds in areas such as healthcare, housing, education and social housing.

Aberdeen Global Unconstrained Fixed Income Fund

Craig graduated with a BA (Hons) from University of Durham and an MBA from London Business School.

Christopher Heckscher, CFA®, Senior Vice President — Credit

Chris is a Senior Vice President with credit analyst responsibilities covering U.S. investment grade and high yield issuers. Chris joined the company in 2009 after 15-year tenure with Wellington Management Company in Boston, where he worked as Investment Grade and High Yield analyst, covering at different times financial, utility, basic material and energy sectors. Prior to Wellington, Chris worked as a Commercial Loan Officer at First Fidelity Bancorp. Chris has nine years’ investment experience at Aberdeen Standard Investments and 30 years’ experience in the industry. Christopher graduated with an AB (cum laude) from Harvard University and an MBA from Dartmouth College.

Aberdeen Global Unconstrained Fixed Income Fund

Richard Smith, CFA®, Senior Investment Manager

Richard Smith is a Senior Investment Manager on the Global Credit Team. Richard joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Richard held the same role at Deutsche Asset Management in London, having joined in 1998 as part of the graduate scheme. Richard graduated with a BSc (Hons) from Surrey University and is a CFA Charterholder.

Aberdeen Global Unconstrained Fixed Income Fund

James Athey, Senior Investment Manager

James Athey is a Senior Investment Manager on the Global Macro Team. James joined Aberdeen in 2001 on the Graduate Recruitment Programme. James graduated with a BSc (Hons) in Business Economics and Finance and an MSc in IT from Loughborough University.

Aberdeen Global Unconstrained Fixed Income Fund

Maximilien Macmillan, Investment Manager

Maximilien Macmillian is an Investment Manager on the Global Fixed Income team. He joined Aberdeen in 2012, working in London with the Global Macro and EMD teams, before spending three years in Sydney managing interest rate and FX risk with the Australian fixed income team. Previously he worked in Mergers and Acquisitions and Debt Capital Markets at J.P. Morgan in Paris and London. Max holds postgraduate degrees from Cambridge University and Sciences Po Paris earned in Economics (GDip, Distinction) and Finance and Strategy (Masters, Cum Laude), respectively, as well as an undergraduate degree in Physics and Philosophy from Kings College London (BSc, 1st Class Honours).

Aberdeen Global Unconstrained Fixed Income Fund

Please retain this Supplement for future reference.

Aberdeen Funds

Aberdeen Global Unconstrained Fixed Income Fund

Supplement dated June 12, 2018 to the Statement of Additional Information dated February 28, 2018, as supplemented to date (the “SAI”)

All references to Oliver Boulind, József Szabó and Emma Jack are deleted from the SAI.

The following is added to the table reflecting each portfolio manager’s ownership of shares of the Fund(s) he or she manages, in the section entitled, “INVESTMENT ADVISORY AND OTHER SERVICES — Portfolio Managers” beginning on page 135 of the SAI:

Portfolio Manager	Portfolio	Dollar Range of Portfolio Shares Owned
Craig MacDonald*	Aberdeen Global Unconstrained Fixed Income Fund	None

Christopher Heckscher*	Aberdeen Global Unconstrained Fixed Income Fund	None

Maximilien Macmillan*	Aberdeen Global Unconstrained Fixed Income Fund	None

* The information for Craig MacDonald, Christopher Heckscher and Maximilien Macmillan is as of March 31, 2018.

The following is added to the table in Appendix A of the SAI under “OTHER MANAGED ACCOUNTS” beginning on page A-3:

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2017)
Craig MacDonald* Global Unconstrained Fixed Income Fund

Registered Investment Companies: 0 accounts, $0 total assets

Other Pooled Investment Vehicles: 5 accounts, $5,243.04 total assets

Other Accounts: 10 accounts, $2,983.61 total assets (1 account, $101.45 total assets of which the advisory fee is based on performance)

Christopher Heckscher* Global Unconstrained Fixed Income Fund

Registered Investment Companies: 0 accounts, $0 total assets

Other Pooled Investment Vehicles: 3 accounts, $546.99 total assets

Other Accounts: 7 accounts, $1,836.06 total assets (1 account, $101.45 total assets of which the advisory fee is based on performance)

Maximilien Macmillan* Global Unconstrained Fixed Income Fund	Registered Investment Companies: 1 account, $110.56 total assets Other Pooled Investment Vehicles: 12 accounts, $2,293.89 total assets Other Accounts: 23 accounts, $2,182.48 total assets

* The information for Craig MacDonald, Christopher Heckscher and Maximilien Macmillan is as of March 31, 2018.

Please retain this Supplement for future reference.